UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2005

NASHUA CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-05492	02-0170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Trafalgar Square, Suite 201
Nashua, New Hampshire 03063
(Address of principal executive offices and zip code)

(603)880-2323
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
SIGNATURES

Item 8.01 – Other Events

March 10, 2005: Nashua Corporation (NYSE: NSH), a manufacturer and marketer of labels, thermal and specialty papers and imaging products, today announced that on March 3, 2005 it was served with a First Amended Complaint in a patent infringement and unfair competition suit by OCE Printing Systems GmbH and OCE North America, Inc. (collectively “OCE”) relative to Nashua’s ST-2140 and ST-466 toner products. The First Amended Complaint was filed in the U.S. District Court for the Northern District of Illinois on March 3, 2005. OCE filed an initial Complaint on November 5, 2004, but did not serve that initial Complaint on Nashua. Nashua Corporation and its outside counsel are reviewing the First Amended Complaint, evaluating the matter and developing its legal defenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHUA CORPORATION

Date: March 10, 2005	By	/s/ John L. Patenaude

John L. Patenaude
Vice President-Finance, Chief Financial Officer and Treasurer